ITEM 12 (B).  EXHIBITS.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

        Tax Exempt Long-Term Fund        Tax Exempt Intermediate-Term Fund
        Tax Exempt Short-Term Fund       Tax Exempt Money Market Fund
        California Bond Fund             California Money Market Fund
        New York Bond Fund               New York Money Market Fund
        Virginia Bond Fund               Virginia Money Market Fund
        Florida Tax-Free Income Fund     Florida Tax-Free Money Market Fund

In connection with the Annual Reports on Form N-CSR/A (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2007, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   02/21/2008                                 /S/ CHRISTOPHER W. CLAUS
        -----------                               ---------------------------
                                                    Christopher W. Claus
                                                    President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

        Tax Exempt Long-Term Fund        Tax Exempt Intermediate-Term Fund
        Tax Exempt Short-Term Fund       Tax Exempt Money Market Fund
        California Bond Fund             California Money Market Fund
        New York Bond Fund               New York Money Market Fund
        Virginia Bond Fund               Virginia Money Market Fund
        Florida Tax-Free Income Fund     Florida Tax-Free Money Market Fund

In connection with the Annual Reports on Form N-CSR/A (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2007, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  02/21/2008                                        /S/ DEBRA K. DUNN
       ----------                                       --------------------
                                                           Debra K. Dunn
                                                           Treasurer